Letter Agreement
UNITED STATES DEPARTMENT OF THE TREASURY
1500 PENNSYLVANIA AVENUE, NW
WASHINGTON, D.C. 20220

UST Sequence Number: 179

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of its common stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto) and the Securities Purchase Agreement (including the Annexes thereto) and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

* * *

FPB Bancorp, Inc.
UST Seq. No. 179

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

                UNITED STATES DEPARTMENT OF THE TREASURY

                                                                                        By: /s/ Neel Kashkari
                                                                                                                                                Name: Neel Kashkari
                                                                                                                                                Title: Interim Assistant Secretary forFinancial Stability

                                    FPB BANCORP, INC.

                By: /s/ David W. Skiles
                    Name: David W. Skiles
                                        Title: Chief Executive Officer

Date: December 5, 2008

FPB Bancorp, Inc.
UST Seq. No. 179

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

Exhibit 10.4 incorporated by reference

FPB Bancorp, Inc.
UST Seq. No. 179

 SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:

Name of the Company:                              FPB Bancorp, Inc.

Corporate or other organizational form: Corporation

Jurisdiction of Organization:            Florida

Appropriate Federal Banking Agency:  Federal Reserve Bank of Atlanta and FDIC

Notice Information:              Nancy E. Aumack
First Peoples Bank
1792 NE Jensen Beach Boulevard
Jensen Beach, Florida 34957

Terms of the Purchase:

Series of Preferred Stock Purchased: A

Per Share Liquidation Preference of Preferred Stock:   $1,000

Number of Shares of Preferred Stock Purchased:   5,800

                Dividend Payment Dates on the Preferred Stock:  February 15, May 15, August 15, and November 15 of each year

                Number of Intitial Warrant Shares:  183,158

        Exercise Price of the Warrant: $4.75 per share

                Purchase Price: $5,800,000

Closing:

Location of Closing:  To be agreed upon by the parties

Time of Closing:         To be agreed upon by the parties

Date of Closing:          December 5, 2008

Wire Information for Closing:                                    ABA Number: 061003415
                   Bank: Silverton Bank, NA
                   Account Name: First Peoples Bank
                   Account Number: 1006701461
                                   Beneficiary: FPB Bancorp, Inc.

FPB Bancorp, Inc.
UST Seq. No. 179

SCHEDULE B

CAPITALIZATION

Capitalization Date:   November 30, 2008

Common Stock

Par value:   $0.01

Total Authorized:  5,000,000

Outstanding:  2,058,047

Subject to warrants, options, convertible securities, etc.: 160,810

Reserved for benefit plans and other issuances:  36,046

Remaining authorized but unissued:  2,745,097

Shares issued after Capitalization Date
   (other than pursuant to warrants, options,
   Convertible securities, etc. as set forth above:   None

Preferred Stock

Par Value: $0.01

Total Authorized: 1,000,000

Outstanding (by series):  0

Reserved for issuance:    0

Remaining authorized but unissued: 1,000,000

FPB Bancorp, Inc.
UST Seq. No. 179

SCHEDULE C

REQUIRED STOCKHOLDER APPROVALS

UST Sequence Number: 179

                                                                                    Required1                                 % Vote Required
Warrants — Common Stock Issuance

Charter Amendment

Stock Exchange Rules

If no stockholder approvals are required, please so indicate by checking the box: ☒ .

1      If stockholder approval is required, indicate applicable class/series of capital stock that are required to vote.

FPB Bancorp, Inc.
UST Seq. No. 179

SCHEDULE D

UST Sequence Number: 179

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

FPB Bancorp, Inc.
UST Seq. No. 179

SCHEDULE E

UST Sequence Number: 179

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

FPB Bancorp, Inc.
UST Seq. No. 179

SCHEDULE F

UST Sequence Number: 179

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒.

FPB Bancorp, Inc.
UST Seq. No. 179